Exhibit 10.1

**Information contained in portions of this Exhibit has been redacted because the Company has determined that such information (i) is not material and (ii) would likely cause competitive harm to the Company if it were to be publicly disclosed. Information redacted from this Exhibit has been marked by the following [**].

Agreement TGC060217-1a

MANUFACTURING AND SUPPLY AMENDING AGREEMENT #1

This AMENDING AGREEMENT #1 is effective as of March 16, 2020 (“Amendment Effective Date”) and is made between CBR Systems, Inc., a Delaware corporation having its principal place of business at 11915 La Grange Ave., Los Angeles, CA 90025 (CBR) and ThermoGenesis Corp., having its principal place of business at 2711 Citrus Road, Rancho Cordova, CA 95742 (“Thermo”).

(together referred to as the “Parties”)

WHEREAS the Parties entered into a Manufacturing and Supply Agreement (the “Original Agreement”) dated as of May 15, 2017;

WHEREAS the Parties wish to amend the Original Agreement to provide for specific matters dealing with fees, services and term;

NOW THEREFORE, this Amending Agreement #1 witness that, in consideration of the promises, covenants and agreements set out herein, the Parties hereto agree as follows:

1.0	CHANGES – The Parties acknowledge that the Original Agreement and this Amending Agreement #1 cumulatively represent the entire Agreement between the Parties (the Agreement”).
1.1	Section 2.0 - Manufacture.
1.1.1

The following shall be added to Section 2.7 Supply Security Information: If Thermo is unable to meet CBR’s requirements for the Products, Thermo shall use all commercially reasonable efforts to remedy such shortage, including use of approved third-party manufacturers. If Thermo is unable to remedy the shortage of 100% within 90 days, CBR may, in its sole discretion, choose not to purchase any additional amounts of such Product from Thermo.

1.1.2	Section 2.9 Safety stock:
1.1.2.1

Thermo will no longer maintain [**] of Disposables in its inventory in the United States (“Safety Stock”) but rather CBR will purchase a level of safety stock equivalent to a [**] average forecast for each calendar. Safety Stock can be adjusted annually provided written notification is given prior to the end of Q3 of each calendar year.

1.1.2.2

CBR owned Safety Stock will be stored at Thermo in a separate bin location and Thermo shall fill CBR’s orders for Disposables hereunder by drawing down, on a FIFO basis, the Safety Stock of finished goods inventory maintained pursuant to the above. Title of the Safety Stock shall pass to CBR upon purchase and such shall be physically identified as CBR stock.

1.2	Section 4.5 – Permitted Delays: Subsection (i) shall be deleted as a permitted delay.
1.3	Section 5.0 - Price: Payment.
1.3.1	Section 5.3 Invoices
1.3.1.1

Thermo shall invoice CBR for the product price plus local sales tax as required by law upon shipment of Products under each Purchase Order. Thermo shall invoice CBR for any other amounts due hereunder within five (5) days of the end of the month in which such amounts arose. All invoices shall be sent by mail to Accounts Payable, 111915 La Grange Ave., Los Angeles, CA 90025

1.3.2	Section 5.5 Payment Terms
1.3.2.1

Any undisputed amounts due this Agreement shall be payable thirty (30) days from date of receipt by CBR of the invoices. All amounts shall be due and paid in US Dollars. Except for invoices which CBR has successfully disputed, Thermo shall be entitled to interest on late payments from the date on which payment was due. The rate of interest shall be twelve percent (12%) per annum.

1.3.3

Section 5.6 – The following shall be added to Section 5.6: Thermo shall comply with any relevant sales tax requirements including but not limited to the 2019 requirement under the Supreme Court decision South Dakota v. Wayfair.

1.4	Section 6. of the Original Agreement is hereby deleted in its entirety and replaced with the following:

"Disposables Credit Balance:

CBR shall receive a replacement for each Disposable found to be non-conforming and any other unopened Disposables in the lot as provided for in section 2(d)(i) of the Quality Agreement (“Replacement Disposables”). Replacement Disposables shall be tracked and reconciled between CBR and Thermo at the end of each quarter. Thermo will ship replacements as box quantities and will carry over remaining individual numbers (<24 eaches) to the following quarter.”

1.5

The first sentence of Section 8 shall be deleted and replaced with the following: Thermo warrants that the Disposables will meet the Specifications at the time of delivery and until their expiration date.

1.6	New Section 11.1 (a) is added as follows:

11.1 (a) Data Privacy. Thermo shall comply with all applicable federal and state data protection and privacy laws and shall only use data acquired from CBR for the purposes stated in the Original Agreement.

1.7	Section 13.3 Indemnification
1.7.1

The following shall be added to the end of Section 13.3(a) to reflect an additional category of exclusions of indemnification by CBR: “(iii) violation by Thermo of a law, regulation or government order.”

1.7.2

13.3(b) shall be amended to add the following categories to an obligation of indemnification by Thermo: “violation of law, regulation or government order; or a Product’s failure to conform to its Specifications.” Further, Section 13.3(b) shall be amended to reflect that decisions regarding infringing Products shall be made in consultation with CBR.

1.8	Section 16.1 of the Original Agreement is deleted in its entirety and replaced with the following:
1.8.1

“Term – This Agreement shall commence as of the Effective Date and shall continue for three (3) years and will automatically renew in one-year increments (Renewal Term) unless either provides written notice of its intention not to renew six (6) months prior to the end of the term or any renewal term.”

1.9	Section 17 – Miscellaneous
1.9.1	Section 17.8 Notices – shall be changed to reflect the following:

If to Thermo:

ThermoGenesis Corp

Attn: Mindy Wilke-Douglas

2711 Citrus Road

Rancho Cordova, CA 95742

mdouglas@thermogenesis.com

If to CBR:

CBR Systems, Inc.

11915 La Grange Ave

Los Angeles, CA 90025

Attention: Robert Casanova

rcasanova@cordblood.com

With copy (which shall not constitute notice) to:

California Cryobank LLC

11915 La Grange Ave.

Los Angeles, CA 90025

Attention: General Counsel

1.10	Exhibit A – Specifications
1.11	Exhibit B – AXP II System Repair Agreement
1.11.1	This Repair Agreement is effective as of January 15, 2020 (the Effective Date).
1.11.2	Section 4.4 Loaner Equipment – this section will be deleted
1.11.3	Appendix A to be replaced in its entirety with the attached Appendix A
1.12	Exhibit C – Pricing to be replaced in its entirety with the attached Exhibit C
1.13	Exhibit F - Section 5. b. subsection (i) to be replaced in its entirety with the following:
1.13.1

Thermo’s cash balance and short-term investments net of dept or borrowed funds that are payable within one year is less than One Million Dollars ($1,000.000) at any month end unless Thermo cures such default within thirty (30) days of the end of such month; or

2.0	EXHIBITS

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Amending Agreement #1 to the Original Agreement as of the Amendment Effective Date.

Cbr Systems, Inc.		Thermogenesis Corp.

By:	/s/ Peter Bawin	By:	/s/ Haihong Zhu
Name:	Peter Bawin	Name:	Haihong Zhu
Title:	EVP, Stem Cell	Title:	President

Appendix A to Exhibit B AXP II System Repair Agreement

Serial Number	Warranty Expiration Date	Description
[**]	15-Jan-20	AXP II Device
[**]	15-Jan-20	AXP II Device
[**]	15-Jan-20	AXP II Device
[**]	15-Jan-20	AXP II Device
[**]	15-Jan-20	AXP II Device
[**]	15-Jan-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	6-Jun-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device
[**]	25-Nov-20	AXP II Device

Appendix A to Exhibit B AXP II System Repair Agreement (continued)

Serial Number	Warranty Expiration Date	Description
[**]	15-Jan-20	AXP II Docking Station
[**]	15-Jan-20	AXP II Docking Station
[**]	15-Jan-20	AXP II Docking Station
[**]	15-Jan-20	AXP II Docking Station
[**]	15-Jan-20	AXP II Docking Station
[**]	6-Jun-20	AXP II Docking Station
[**]	6-Jun-20	AXP II Docking Station
[**]	6-Jun-20	AXP II Docking Station
[**]	9-Aug-20	AXP II Docking Station
[**]	9-Aug-20	AXP II Docking Station
[**]	9-Aug-20	AXP II Docking Station
[**]	9-Aug-20	AXP II Docking Station
[**]	21-Oct-20	AXP II Docking Station
[**]	25-Nov-20	AXP II Docking Station
[**]	25-Nov-20	AXP II Docking Station
[**]	25-Nov-20	AXP II Docking Station
[**]	25-Nov-20	AXP II Docking Station
[**]	25-Nov-20	AXP II Docking Station

Exhibit C – Pricing

Thermo Part Number	Description	Price/each	Price/Box
Disposable Products
8-5101	Processing Bag Set Box of 24 each	$[**]	$[**]
8-5110	QC Bag Set/Disposable Box of 10	$[**]	$[**]
8-5124	Freezing/Processing Bag Labels		$[**]
8-5121	Label Barcode LN2 Canister		$[**]
Non-Disposables Product
8-5100	Start-Up Kit - Counterweight (1) - Wireless Bar Code Scanner (1) - Device Stand (1) - Weight Set (1) - Xpress tRAK Software (1) - Operators Manual (1) - Component Retaining Clip Set (1)	$[**]	$[**]
80056	AXP II Device	$[**]	$[**]
80055	AXP II Docking Station	$[**]	$[**]
8-5104	Counter Weight	$[**]	$[**]
8-5109	Weight Kit		$[**]
7-00-186	Weight Compensation Cap	$[**]	$[**]
8-5108	Device Stand	$[**]	$[**]
8-5120	ABC Switch Box	$[**]	$[**]
8-5114	Adapter, Sorvall 11754/11297 Buckets (Pk of 2)	$[**]	$[**]
8-5155	Sorvall 11754 Bucket Pads (Pack of 2)	$[**]	$[**]
8-5106	Wireless Barcode Scanner	$[**]	$[**]
1-03-049	Print Station Barcode Label	$[**]	$[**]
710015	Battery Replacement Kit	$[**]	$[**]
8-5148	Component Retaining Clip Set		$[**]
7-00-328	Assembly, Carrier, Freezing Bag, AXP, I. M.	$[**]	$[**]
7-00-213	XpressTRAK Software Upgrade	$[**]	$[**]
N/A	AXP Device Annual Service per unit	$[**]
N/A	AXP Docking Station Annual Service per unit	$[**]